UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 6, 2011
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-10.1
EX-10.2

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.
     The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.
SECTION 2 — FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On April 6, 2011, Visteon Corporation (the “Company”) completed the sale of $500,000,000 aggregate principal amount of 6.75% senior notes due 2019 (the “Senior Notes”). The Senior Notes were issued under an Indenture, dated April 6, 2011 (the “Indenture”), among the Company, the subsidiary guarantors named therein, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Indenture and the form of Senior Notes provide, among other things, that the Senior Notes will be senior unsecured obligations of the Company. Interest is payable on the Senior Notes on April 15 and October 15 of each year beginning on October 15, 2011 until their maturity date of April 15, 2019. Each of the Company’s existing and future wholly owned domestic restricted subsidiaries that guarantee debt under the Company’s asset based credit facility will guarantee the Notes (the “Subsidiary Guarantees”).
     The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to: make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.
     The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.
     The Senior Notes were sold to the initial purchasers party to a certain purchase agreement (the “Initial Purchasers”) for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. Pursuant to the terms of the registration rights agreement, dated April 6, 2011 (the “Registration Rights Agreement”), among the Company, the subsidiary guarantors named therein and the Initial Purchasers, the Company has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended, for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.
     The Senior Notes and Subsidiary Guarantees were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the Senior Notes and Subsidiary Guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K of the Company and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.
     The Trustee and its affiliates have in the past, and may from time to time in the future, provide banking and other services to the Company and its subsidiaries in the ordinary course of their business.
     The above description of certain terms and conditions of the Indenture, the form of Senior Notes and the Registration Rights Agreement, are qualified in their entirety by reference to the full text of the Indenture, form of Senior Notes and Registration Rights Agreement, which are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.
SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.
     On April 6, 2011 and concurrently with the completion of the sale of the Senior Notes, the Company repaid in full its obligations and liabilities under the Company’s $500 million Term Loan Credit Agreement, dated as of October 1, 2010, among the Company, the certain subsidiary credit parties signatory thereto, Morgan Stanley Senior Funding, Inc., as lender, administrative agent and collateral agent, and the other lenders signatory thereto. In addition, the Company and certain of its domestic subsidiaries entered into a second amendment to the Company’s revolving loan credit agreement (the “Amendment”), whereby the Company’s Revolving Loan Credit Agreement (the “Revolving Loan Credit Agreement”) with Morgan Stanley Senior Funding, Inc., as administrative agent and co-collateral agent, Bank of America, N.A., as co-collateral agent, and the lenders and L/C issuers party thereto, was amended and restated. The Amendment, among other things, reduces the commitment fee on undrawn amounts, decreases certain applicable margins and modifies or replaces certain of the covenants and other provisions.
     In accordance with the accordion feature of the Revolving Loan Credit Agreement, on April 1, 2011 the Company and certain of its domestic subsidiaries entered an incremental revolving loan amendment, whereby the commitment amounts under the Revolving Loan Credit Agreement were increased by $20 million, to a total facility size of $220 million, subject to borrowing base requirements.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of April 6, 2011, among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 6.75% Senior Note due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

10.1	Registration Rights Agreement, dated as of April 6, 2011, among the Company and the guarantors and initial purchasers party thereto.

10.2	Form of Revolving Loan Credit Agreement, dated as of October 1, 2010, as amended and restated as of April 6, 2011 and effective as of the Second Amendment Effective Date, by and among the Company, and certain of its domestic subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and co-collateral agent, Bank of America, N.A., as co-collateral agent, and the lenders and L/C issuers party thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: April 7, 2011	By:	/s/ William G. Quigley III
William G. Quigley III
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
4.1	Indenture, dated as of April X, 2011, among Visteon Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 6.75% Senior Note due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

10.1	Registration Rights Agreement, dated as of April 6, 2011, among Visteon Corporation and the guarantors and initial purchasers party thereto.

10.2	Form of Revolving Loan Credit Agreement, dated as of October 1, 2010, as amended and restated as of April 6, 2011 and effective as of the Second Amendment Effective Date, by and among Visteon Corporation, and certain of its domestic subsidiaries signatory thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and co-collateral agent, Bank of America, N.A., as co-collateral agent, and the lenders and L/C issuers party thereto.